UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 27, 2004

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of June 1, 2004, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2004-BC2)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-112231-11             13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as depositor, Merrill Lynch Mortgage Lending, Inc., as Seller, Litton Loan Servicing, LP, as servicer, and JPMorgan Chase Bank, as trustee.

     On December 27, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2004-BC2
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A., not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: January 3, 2005      By: /s/  Andrew Cooper
                          --------------------------------------------
                          Andrew Cooper
                          Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004

Exhibit 99.1
Monthly Certificateholder Statement on December 27, 2004




         Specialty Underwriting and Residential Finance Trust, Series 2004-BC2
                            Statement to Certificate Holders
                                   December 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1        321,788,000.00    294,353,593.36    6,194,007.36     619,679.71    6,813,687.07    0.00      0.00      288,159,586.00
A2        150,000,000.00    135,379,143.75    4,298,214.69     285,586.00    4,583,800.69    0.00      0.00      131,080,929.06
M1         38,525,000.00     38,525,000.00            0.00      90,557.49       90,557.49    0.00      0.00       38,525,000.00
M2         31,913,000.00     31,913,000.00            0.00      92,875.98       92,875.98    0.00      0.00       31,913,000.00
M3          9,775,000.00      9,775,000.00            0.00      30,383.87       30,383.87    0.00      0.00        9,775,000.00
B1         15,813,000.00     15,813,000.00            0.00      59,635.86       59,635.86    0.00      0.00       15,813,000.00
B2          7,186,000.00      7,186,000.00            0.00      38,237.96       38,237.96    0.00      0.00        7,186,000.00
R                 100.00              0.00            0.00           0.00            0.00    0.00      0.00                0.00
C                   0.00              0.00            0.00   1,738,777.86    1,738,777.86    0.00      0.00                0.00
P                   0.00              0.00            0.00     268,488.65      268,488.65    0.00      0.00                0.00
TOTALS    575,000,100.00    532,944,737.11   10,492,222.05   3,224,223.38   13,716,445.43    0.00      0.00      522,452,515.06
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       84751PCH0       914.74384800    19.24872077   1.92573903     21.17445980     895.49512723          A1        2.445000
A2       84751PCJ6       902.52762500    28.65476460   1.90390667     30.55867127     873.87286040          A2        2.450000
M1       84751PCK3     1,000.00000000     0.00000000   2.35061622      2.35061622   1,000.00000000          M1        2.730000
M2       84751PCL1     1,000.00000000     0.00000000   2.91028672      2.91028672   1,000.00000000          M2        3.380000
M3       84751PCM9     1,000.00000000     0.00000000   3.10832430      3.10832430   1,000.00000000          M3        3.610000
B1       84751PCN7     1,000.00000000     0.00000000   3.77131854      3.77131854   1,000.00000000          B1        4.380000
B2       84751PCP2     1,000.00000000     0.00000000   5.32117451      5.32117451   1,000.00000000          B2        6.180000
R        84751PCQ0         0.00000000     0.00000000   0.00000000      0.00000000       0.00000000          R         2.445000
TOTALS                   926.86025117    18.24733952   5.60734403     23.85468356     908.61291165
-------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930


Section 4.05(a)(i)         Scheduled Principal Group 1                                                               291,956.79
Section 4.05(a)(i)         Scheduled Principal Group 2                                                               127,977.24
                           Group 1 Principal Prepayments                                                           5,902,050.57
                           Group 2 Principal Prepayments                                                           4,170,237.45
                           Group 1 Repurchased Principal                                                                   0.00
                           Group 2 Repurchased Principal                                                                   0.00
                           Extra Principal Distribution Amount                                                             0.00
                           Prepayment Penalties                                                                      268,488.65

Section 4.05(a)(v)         Total Beginning Number of Loans                                                                3,797
                           Total Beginning Collateral Balance                                                    532,973,805.69
                           Total Ending Number of Loans                                                                   3,725
                           Total Ending Collateral Balance                                                       522,481,583.64

Section 4.05(a)(v)         Group 1 Beginning Number of Loans                                                              2,811
                           Group 1 Beginning Collateral Balance                                                  364,758,137.21
                           Group 1 Ending Number of Loans                                                                 2,760
                           Group 1 Ending Collateral Balance                                                     358,564,129.85

Section 4.05(a)(v)         Group 2 Beginning Number of Loans                                                                986
                           Group 2 Beginning Collateral Balance                                                  168,215,668.48
                           Group 2 Ending Number of Loans                                                                   965
                           Group 2 Ending Collateral Balance                                                     163,917,453.79

Section 4.05(a)            O/C Amount                                                                                 29,068.58
                           Targeted O/C Amount                                                                             0.00
                           O/C Deficiency Amount                                                                           0.00
                           O/C Release Amount                                                                              0.00
                           Monthly Excess Interest                                                                 1,738,777.86
                           Monthly Excess Cash Flow Amount                                                         1,738,777.86

Section 4.05(a)(vi)        Servicing Fee                                                                             221,969.68

Section 4.05(a)(viii)      Current Advances                                                                                0.00

Section 4.05(a)(ix)        Cumulative Realized Loss Amount                                                                 0.00

                           Cumulative Class M1 Applied Realized Loss Amount                                                0.00
                           Cumulative Class M2 Applied Realized Loss Amount                                                0.00
                           Cumulative Class M3 Applied Realized Loss Amount                                                0.00
                           Cumulative Class B1 Applied Realized Loss Amount                                                0.00
                           Cumulative Class B2 Applied Realized Loss Amount                                                0.00


Section 4.05(a)(x)         Current Realized Loss Amount                                                                    0.00
                           Current Class M1 Applied Realized Loss Amount                                                   0.00
                           Current Class M2 Applied Realized Loss Amount                                                   0.00
                           Current Class M3 Applied Realized Loss Amount                                                   0.00
                           Current Class B1 Applied Realized Loss Amount                                                   0.00
                           Current Class B2 Applied Realized Loss Amount                                                   0.00

Section 4.05(a)(xi)                                 Loans Delinquent
                                Group 1
                                                                          Principal
                               Category              Number                Balance               Percentage
                               1 Month                        66             8,228,539.85                  2.29 %
                               2 Month                        43             5,307,021.36                  1.48 %
                               3 Month                        56             7,516,638.59                  2.10 %
                               Total                     165                21,052,199.80                  5.87 %
                                Group 2
                                                                          Principal
                               Category              Number                Balance               Percentage
                               1 Month                        36             5,746,645.32                  3.51 %
                               2 Month                         4               368,268.80                  0.22 %
                               3 Month                        11             1,465,427.43                  0.89 %
                                Total                         51             7,580,341.55                  4.62 %

                               Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                 Loans in Foreclosure
                                Group 1
                                                     Principal
                                Number               Balance                Percentage
                                         14            1,895,072.47                  0.53 %
                                Group 2
                                                     Principal
                                Number               Balance                Percentage
                                          7            1,031,112.44                  0.63 %

Section 4.05(a)(xi)                                 Loans in Bankruptcy
                                Group 1
                                                     Principal
                                Number               Balance                Percentage
                                         12            1,166,508.13                  0.33 %
                                Group 2
                                                     Principal
                                Number               Balance                Percentage
                                          1               67,051.11                  0.04 %


Section 4.05(a)(xiii)                               Loans in REO
                                Group 1
                                                     Principal
                                Number               Balance                Percentage
                                          2              173,524.36                  0.05 %
                                Group 2
                                                     Principal
                                Number               Balance                Percentage
                                          1               61,801.09                  0.04 %

Section 4.05(a)(xv)        Has the Step Down Trigger Occurred?                                                                 NO

Section 4.05(a)(xv)        Has the Step Up Trigger Occurred?                                                                   NO

                           Rolling 3 Month Prior Delinquency Percentage                                                  2.2270 %

                           Cumulative Realized Losses as a Percentage of Original Collateral Balance                     0.0000 %

Section 4.05(a)(xvi)       Class A1 Interest Carryforward Amount                                                             0.00
                           Class A2 Interest Carryforward Amount                                                             0.00
                           Class M1 Interest Carryforward Amount                                                             0.00
                           Class M2 Interest Carryforward Amount                                                             0.00
                           Class M3 Interest Carryforward Amount                                                             0.00
                           Class B1 Interest Carryforward Amount                                                             0.00
                           Class B2 Interest Carryforward Amount                                                             0.00
                           Class R Interest Carryforward Amount                                                              0.00


Section 4.05(a)(xvii)      Class A1 Interest Carryover Amount Paid                                                           0.00
                           Class A2 Interest Carryover Amount Paid                                                           0.00
                           Class M1 Interest Carryover Amount Paid                                                           0.00
                           Class M2 Interest Carryover Amount Paid                                                           0.00
                           Class M3 Interest Carryover Amount Paid                                                           0.00
                           Class B1 Interest Carryover Amount Paid                                                           0.00
                           Class B2 Interest Carryover Amount Paid                                                           0.00
                           Class R Interest Carryover Amount Paid                                                            0.00

Section 4.05(a)            Weighted Average Mortgage Rate for All Loans                                                  7.1549 %

                           Weighted Average Term to Maturity Group 1                                                            0
                           Weighted Average Term to Maturity Group 2                                                            0

Section 4.05(a)            Total Class Interest Accrual Relief Act Reduction                                               112.43
                           Class A1 Interest Accrual Relief Act Reduction                                                   57.25
                           Class A2 Interest Accrual Relief Act Reduction                                                   26.38
                           Class M1 Interest Accrual Relief Act Reduction                                                    8.37
                           Class M2 Interest Accrual Relief Act Reduction                                                    8.58
                           Class M3 Interest Accrual Relief Act Reduction                                                    2.81
                           Class B1 Interest Accrual Relief Act Reduction                                                    5.51
                           Class B2 Interest Accrual Relief Act Reduction                                                    3.53
                           Class R Interest Accrual Relief Act Reduction                                                     0.00

Section 4.05(a)            Net Prepayment Interest Shortfalls                                                                0.00
                           Class A1 Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                           Class A2 Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                           Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                           Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                           Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                           Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                           Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                                 0.00
                           Class R Interest Accrual Prepayment Interest Shortfall Reduction                                  0.00

                           Beginning Cap Contract Balance                                                          537,405,129.46
                           Current Period Cap Contract Amount                                                                0.00
                           Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                                 0.00
                           Cap Contract Amount Paid to C Class                                                               0.00
                           Ending Cap Contract Balance                                                             526,353,820.63

Section 4.05(a)            Class A1 Interest Carryover Amount                                                                0.00
                           Class A1 Unpaid Interest Carryover Amount                                                         0.00

Section 4.05(a)            Class A2 Interest Carryover Amount                                                                0.00
                           Class A2 Unpaid Interest Carryover Amount                                                         0.00

                           Class M1 Interest Carryover Amount                                                                0.00
                           Class M1 Unpaid Interest Carryover Amount                                                         0.00

                           Class M2 Interest Carryover Amount                                                                0.00
                           Class M2 Unpaid Interest Carryover Amount                                                         0.00

                           Class M3 Interest Carryover Amount                                                                0.00
                           Class M3 Unpaid Interest Carryover Amount                                                         0.00

                           Class B1 Interest Carryover Amount                                                                0.00
                           Class B1 Unpaid Interest Carryover Amount                                                         0.00

                           Class B2 Interest Carryover Amount                                                                0.00
                           Class B2 Unpaid Interest Carryover Amount                                                         0.00

                           Class R Interest Carryover Amount                                                                 0.00
                           Class R Unpaid Interest Carryover Amount                                                          0.00

Section 4.05(a)            Available Funds                                                                          13,447,956.78
                           Interest Remittance Amount                                                                2,955,734.73
                           Principal Remittance Amount                                                              10,492,222.05

Sec 4.06(ii) Class C Distributable Amount                                                                             1,738,777.86

Interest Earnings on Certificate Account Paid to Seller                                                                   3,264.06

                Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.